UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 4, 2021

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 7.01     REGULATION FD DISCLOSURE.
On October 4, 2021, Braemar Hotels & Resorts Inc. (the “Company”) issued a press release announcing that its Board of Directors:

a) declared a quarterly cash dividend for the fourth quarter ending December 31, 2021, of $0.3438 per diluted share, for the Company’s 5.5% Series B Cumulative Convertible Preferred Stock. This dividend is payable on January 18, 2021, to shareholders of record as of December 31, 2021;

b) declared a quarterly cash dividend for the fourth quarter ending December 31, 2021, of $0.5156 per diluted share, for the Company’s 8.25% Series D Cumulative Preferred Stock. This dividend is payable on January 18, 2021, to shareholders of record as of December 31, 2021;

c) declared a monthly cash dividend for the Company’s Series E Redeemable Preferred Stock equal to a quarterly rate of $0.50 per share, payable as follows: $0.1666 per share will be paid on November 15, 2021 to stockholders of record as of October 29, 2021; $0.1666 per share will be paid on December 15, 2021 to stockholders of record as of November 30, 2021; and $0.1666 per share will be paid on January 18, 2022 to stockholders of record as of December 31, 2021; and

d) declared a monthly cash dividend for the Company’s Series M Redeemable Preferred Stock equal to a quarterly rate of $0.5125 per share, payable as follows: $0.1708 per share will be paid on November 15, 2021 to stockholders of record as of October 29, 2021; $0.1708 per share will be paid on December 15, 2021 to stockholders of record as of November 30, 2021; and $0.1708 per share will be paid on January 18, 2022 to stockholders of record as of December 31, 2021.

As of September 30, 2021, there were 271,886 shares of the Company’s Series E Redeemable Preferred Stock and 14,644 shares of the Company’s Series M Redeemable Preferred Stock issued and outstanding.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

99.1    Press Release of the Company, dated October 4, 2021, furnished under Item 7.01, announcing the declaration of dividends
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 4, 2021

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary